UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

As previously reported, on October 17, 2016, Trans World Entertainment Corporation (the “Company”), etailz, Inc. (“etailz”), the equityholders of etailz and the sellers’ representative named therein entered into a share purchase agreement pursuant to which the Company agreed to acquire etailz. At the closing of the acquisition, in accordance with the share purchase agreement, the Company, among other things, assumed liability for etailz’s employee retention bonus plan and deposited $14.6 million into an earnout escrow account.

On May 3, 2017, the parties amended the share purchase agreement to provide that (i) $11.46 million be released from the earnout escrow account; and (ii) the $3.14 million remaining in the earnout escrow account may be payable in cash to the sellers in 2019, subject to the achievement by etailz of certain operating income targets during the twenty-four month period ended February 2, 2019. The amount released from escrow will be disbursed on or about May 5, 2017 as follows: $5.0 million to the Company as a purchase price reduction, $5.0 million to the sellers, and $1.46 million to the Company (to be allocated to increase the maximum amount available under the etailz employee retention bonus plan from $4.2 million to $5.66 million).

The preceding descriptions of the share purchase agreement and the amendment are qualified in their entirety, respectively, by reference to the copy of the share purchase agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2016, and the copy of the amendment filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

1.1	Amendment No.1 to Share Purchase Agreement by and among Trans World Entertainment Corporation, etailz Inc., and Thomas C. Simpson, as sellers’ representative, dated as of May 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2017	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ John Anderson
Name: John Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amendment No.1 to Share Purchase Agreement by and among Trans World Entertainment Corporation, etailz Inc., and Thomas C. Simpson, as sellers’ representative, dated as of May 3, 2017.